SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             Date of Report (Date of
                                 earliest event
                                   reported):

                                January 15, 2004

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


          Delaware                  000-23961                  41-1810301
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                           Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)






                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item: 5   Reported Metris Master Trust Results.

Metris Receivables Inc. reported Metris Master Trust results for the month ended December 31, 2003 are presented in the table below.

December 31, 2003                    (annualized)
                                      (unaudited)

Gross Cash Portfolio Yield (1)          26.43%
Gross Default Rate (2)                  18.83%
Base Rate (3)                            3.67%
1-Month Excess Spread (4)                3.93%
3-Month Excess Spread (5)                3.62%
2-Cycle Plus Delinquency Rate (6)       11.11%
Monthly Payment Rate (7)                 7.07%

(1) Gross Portfolio Cash Yield with respect to any monthly period, is the annualized percentage of Finance Charge Collections (including APR, overlimit fees, late charges, returned check fees, annual fees, cash advance fees, interchange, other fees and recoveries received, applied to an average principal investor interest).
(2) Gross Default Rate with respect to any monthly period, is the annualized percentage of principal receivables charged-off as uncollectible, applied to an average principal investor interest.
(3)   Base Rate is the weighted-average interest rate and a 2% servicing fee.
      (4) One-Month Excess Spread is the difference of the Gross Cash
      Portfolio
      Yield minus the Gross Default Rate minus the Base Rate.
(5) Three-Month Excess Spread is the straight average of the current month plus previous two months One-Month Excess Spread.
(6) Two-Cycle Plus Delinquency Rate is the percentage of receivables currently 30 days or more contractually overdue by customers.
(7) Monthly Payment Rate is the total collections, including recoveries, divided by the total receivables at the beginning of the month.


Item 7.  Financial Statements and Exhibits

         Ex. 20a Series 1999-1 December Securityholder's Statement

         Ex. 20b Series 1999-2 December Securityholder's Statement

         Ex. 20c Series 1999-3 December Securityholder's Statement

         Ex. 20d Series 2000-1 December Securityholders's Statement

         Ex. 20e Series 2000-3 December Securityholder's Statement

         Ex. 20f Series 2001-1 December Securityholder's Statement

         Ex. 20g Series 2001-2 December Securityholder's Statement

         Ex. 20h Series 2001-3 December Securityholder's Statement

         Ex. 20i Series 2001-4 December Securityholder's Statement

         Ex. 20j Series 2002-3 December Securityholder's Statement

         Ex. 20k Series 2002-4 December Securityholder's Statement



                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      METRIS RECEIVABLES, INC.


                                        By: /s/ Scott R. Fjellman
                                            Scott R. Fjellman
                                            Senior Vice President, Treasurer

         Dated:   January 15, 2004